Exhibit 32.1
PENUMBRA, INC.
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Penumbra, Inc. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2020, as filed with the Securities and Exchange Commission (the “Report”), Adam Elsesser, Chairman, Chief Executive Officer and President of the Company, and Maggie Yuen, Chief Financial Officer of the Company, respectively, do each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
•The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
•The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods presented.

 Date: February 23, 2021

/s/ Adam Elsesser
Adam Elsesser
Chairman, Chief Executive Officer and President

/s/ Maggie Yuen
Maggie Yuen
Chief Financial Officer